UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

Mudrick Capital Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Delaware	001-39771	85-2320197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

527 Madison Avenue, 6th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	MUDSU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MUDS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MUDSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 10, 2021, Mudrick Capital Acquisition Corporation II, a Delaware corporation (“MUDS”), entered into an Amendment (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 6, 2021, by and among MUDS, Titan Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of MUDS, Titan Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of MUDS, Topps Intermediate Holdco, Inc., a Delaware corporation (the “Company”), and Tornante-MDP Joe Holding LLC, a Delaware limited liability company and the sole stockholder of the Company. The Amendment modifies the Merger Agreement by replacing Exhibits A, B and C to the Merger Agreement. The Amendment is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”).

Cautionary Language Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of MUDS, the Company or the combined company after completion of the proposed business combination, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the proposed business combination not being completed at all or on the expected timeline, including as a result of the termination of the Merger Agreement or the failure to obtain approval of MUDS’ stockholders or other conditions to closing in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against MUDS or the Company or any of their respective directors or officers, following the announcement of the proposed business combination; (3) the ability to meet applicable NASDAQ listing standards; (4) the risk that the proposed business combination disrupts current plans and operations of the Company’s business as a result of the announcement and consummation of the proposed business combination; (5) the inability to complete the PIPE Investment (as defined in the Merger Agreement); (6) changes in domestic and foreign business, market, financial, political and legal conditions; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by MUDS. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MUDS and the Company undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements in this Current Report speak as of the date of its filing. Although MUDS may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Additional Information About the Proposed Business Combination and Where to Find It

This Current Report is being made in respect of the proposed business combination involving MUDS and the Company. MUDS intends to file with the SEC a preliminary proxy statement relating to the proposed business combination. This Current Report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. MUDS’ stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed, in connection with MUDS’ solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about MUDS, the Company and the proposed business combination.

When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of MUDS as of the record date to be established for voting on the proposed business combination. Stockholders of MUDS will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by MUDS may be obtained free of charge from MUDS by directing a request to: Mudrick Capital Acquisition Corporation II, 527 Madison Avenue, Sixth Floor, New York, New York 10022.

Participants in the Solicitation

MUDS, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from MUDS’ stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of MUDS’ stockholders in connection with the proposed business combination will be set forth in MUDS’ proxy statement when it is filed with the SEC. You can find more information about MUDS’ directors and executive officers in MUDS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (as amended through the date hereof). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in MUDS’ preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amendment, dated as of May 10, 2021, to the Agreement and Plan of Merger, dated as of April 6, 2021, by and among Mudrick Capital Acquisition Corporation II, Titan Merger Sub I, Inc., Titan Merger Sub II, LLC, Topps Intermediate Holdco, Inc. and Tornante-MDP Joe Holding LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation II

Dated: May 12, 2021

	By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Executive Officer